Date:    September 20, 1999

To:      Darling International Inc. ("Darling")
Attn:    Brad Phillips
Fax:     972-281-4449
Tel:     972-281-4404

From:    BankBoston, N.A. ("BBNA")
Attn:    Derivative Operations, Confirmation Unit
Fax:     617-434-4284
Tel:     617-434-1491

Re:      Termination of Swap Transaction
         [Summit Ref. No.  SW53734US]


In consideration of the agreement by BBNA and Darling to enter into a new Interest Rate Swap Transaction (BBNA Ref. No.: 60381US), effective September 27, 1999 and maturing June 27, 2001, with a Notional Amount of USD 25,000,000, BBNA and Darling hereby agree that the above-referenced USD 25,000,000 Interest Rate Swap Transaction, effective June 27, 1997, and maturing June 27, 2002, between
BBNA and Darling is hereby terminated as of September 20, 1999, and all obligations of BBNA and Darling thereunder are deemed discharged in full.

Very truly yours,
BANKBOSTON, N.A.


By: _________________________               By: _________________________
Name:    Thomas Coruran                     Name:    James Mather
Title:   Director                           Title:   Managing Director

Agreed and accepted as of the ate first above written, on behalf of DARLING INTERNATIONAL INC.


By:  ___________________________
Name:    Brad Phillips
Title:   Treasurer


Please  acknowledge your agreement herewith by signing this letter and returning
it  to  BankBoston,   N.A.,  Attention:   Margery  Huntington,   at  fax  number
(617)434-4284. Telephone calls may be recorded to ensure transaction accuracy.

Thank you.

Date:    September 20, 1999


To:      Darling International Inc. ("Darling")
Attn:    Brad Phillips
Fax:     972-281-4449
Tel:     972-281-4404


From:    BankBoston, N.A. ("BBNA")
Attn:    Derivative Operations, Confirmation Unit
Fax:     617-434-4284
Tel:     617-434-1491


Re:      INTEREST RATE SWAP
         Our Ref:  60381US/81031



The purpose of this letter agreement is to set forth the terms and conditions of the Transaction entered into between BankBoston, N.A. and DARLING INTERNATIONAL INC. on the Trade Date specified below (the "Transaction"). This letter constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified below.

The definitions and provisions contained in the 1991 ISDA Definitions (the "Definitions"), each as published by the International Swaps and Derivatives Association, Inc. ("ISDA"), are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and provisions in this Confirmation, this Confirmation will govern.


1. This Confirmation constitutes a "Confirmation" as referred to in, and supplements, forms a part of and is subject to, the ISDA Master Agreement dated as of 06/09/97, as amended and supplemented from time to time (the "Agreement"), between you and us. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.


2. The terms of the particular Transaction to which this Confirmation relates are as follows:

     Trade Date:                         Sep 17, 1999

     Effective Date:                     Sep 27, 1999

     Termination Date:                   June 27, 2001 subject to adjustment in
                                         Accordance with the Modified Following
                                         Business Day Convention

     Notional Amount:                    USD 25,000,000.00


     Floating Amounts

     Floating Rate Payer:                BANKBOSTON, N.A.

     Floating Rate Payment Dates:        Quarterly on the 27th, commencing
                                         December 27, 1999 and ending on the
                                         Termination Date subject to adjustment
                                         in accordance with the Modified
                                         Following Business Day Convention.

     Floating Rate Option:               USD - Prime - H.15

     Designated Maturity:                1 day

     Spread:                             None

     Floating Rate Day Count Fraction:   ACTUAL / 360

     Floating Rate Reset Dates:          The last Business Day of each
                                         Calculation Period

     Compounding:                        Inapplicable

     Method of Averaging:                Weighted Average

     Business Days:                      New York



     Fixed Amounts

     Fixed Rate Payer:                   DARLING INTERNATIONAL INC.

     Fixed Rate Payment Dates:           Quarterly on the 27th, commencing
                                         December 27, 1999 and ending on the
                                         Termination Date subject to adjustment
                                         in accordance with the Modified
                                         Following Business Day Convention.

     Fixed Rate:                         9.830000 %

     Fixed Rate Day Count Fraction:      ACTUAL / 360

     Business Days:                      New York



     Calculation Agent:                  BANKBOSTON, N.A.



3.   Settlement Instructions

     Payments to DARLING INTERNATIONAL INC in USD

     To:                                    BANKBOSTON N.A. A/C 550-09780


     Payments to BANKBOSTON, N.A. in USD

     To:                                    BANKBOSTON N.A. A/C 550-09780



4.   Contact Instructions

     BANKBOSTON, N.A.:   Resets/Payments    Tel:     617-434-3183
                                                     Fax:     617-434-0505
                         Confirmations      Tel:     617-434-1491
                                                     Fax:     617-434-4284


     DARLING INTERNATIONAL INC.:            Tel:     972-281-4404
                                            Fax:     972-717-1588

Very truly yours,

BANKBOSTON, N.A.

By: __/s/  Thomas Coruran__________         By: ___/s/  James Mather___________
Name:    Thomas Coruran                              Name:    James Mather
Title:   Director                                    Title:   Managing Director


Agreed and accepted as of the date first above written:
DARLING INTERNATIONAL INC.


By:  __/s/  Brad Phillips____________
Name:    Brad Phillips
Title:   Treasurer


Please countersign and fax to:  (617) 434-4284
Attn:   Derivatives Confirmations
Request Corrections:  (617)) 434-1491

Please be advised telephone calls may be recorded to ensure transaction accuracy.